Investments in Associates and Joint Ventures	9 Months Ended
Mar. 31, 2023
Interests in other entities [Abstract]
Investments in Associates	Investments in Associates and Joint Ventures

Accounting Policy

Associates are companies over which Aurora has significant influence and that is neither a subsidiary nor an interest in a joint venture. Significant influence represents the power to participate in the financial and operating policy decisions of the investee but does not represent the right to exercise control or joint control over those policies.

A joint venture is a contractual arrangement whereby the Company and other parties undertake an economic activity that is subject to joint control (i.e. when the strategic, financial and operating policy decisions relating to the activities of the joint venture require the unanimous consent of the parties sharing control).

Investments in associates and joint ventures are accounted for using the equity method and are initially recognized at cost, excluding financial assets that are not in-substance common shares and inclusive of transaction costs. When the Company holds marketable securities or derivative financial assets and subsequently obtains significant influence in that investee, the fair value of the financial instruments are reclassified to investments in associates at the deemed cost with the cumulative unrealized fair value gains or losses in other comprehensive loss, if any, transferred to deficit.

The consolidated financial statements include the Company’s share of the investee’s income, expenses and equity movements. Where the Company transacts with its joint ventures or associates, unrealized profits or losses are eliminated to the extent of the Company’s interest in the joint venture or associate.

Investments in associates and joint ventures are assessed for indicators of impairment at each period end. An impairment test is performed when there is objective evidence of impairment, such as significant adverse changes in the environment in which the equity-accounted investee operates or there is a significant or prolonged decline in the fair value of the investment below its carrying amount. An impairment loss is recorded when the recoverable amount is lower than the carrying amount. An impairment loss is reversed if the reversal is related to an event occurring after the impairment loss is recognized. Reversals of impairment losses are recognized in profit or loss and are limited to the original carrying amount under the equity method as if no impairment had been recognized for the asset in prior periods. The Company uses judgment in assessing whether impairment has occurred or a reversal is required as well as the amounts of such adjustments.

The carrying value of investments in associates and joint ventures consist of:

		CTT Pharmaceutical	Choom	Venn Cannabis	Total
	Note	Holdings Inc.	Note 6(a)
		$	$	$	$
Balance, June 30, 2021		289	—	—	289
Additions		—	5,825	1,156	6,981
Share of net income(1)		—	(344)	51	(293)
Disposition		(289)	—	—	(289)
Impairment		—	(5,479)	—	(5,479)
OCI FX and share of OCI loss		—	(2)	—	(2)
Balance, June 30, 2022		—	—	1,207	1,207
Additions		—	—	—	—
Share of net income(1)	22	—	—	33	33
Disposition		—	—	—	—
Impairment		—	—	(1,240)	(1,240)
OCI FX and share of OCI loss		—	—	—	—
Balance, March 31, 2023		—	—	—	—
(1)Represents an estimate of the Company’s share of net income based on the latest available information of each investee.
On April 22, 2023, the Company finalized the wind up its joint venture in Venn Cannabis. In exchange for terminating the Joint Venture Operating Agreement, the Company transferred its shares in the Venn Cannabis to the joint partner. Pursuant to the the Joint Venture Operating Agreement, the Company was responsible for certain costs arising from the termination in the amount of $1.0 million. These costs have been recognized as at March 31, 2023 in accounts payable and accrued liabilities on the consolidated statements of financial position.